UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): June 7, 2013 (May 31, 2013)

Viatech Corp.

(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Nevada 333-181683 99-0373721

(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

3333 Lee Parkway, Suite 600, Dallas, Texas 75219

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 665-9564

Mikolase Alse, 586

Cesky Brod, Czech Republic 28201

(Former address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Viatech Corp. on June 4, 2013 (the “Original Report”), in order to correct disclosure regarding the mailing address of the registrant’s majority stockholder, the registrant’s offices, forgiveness of the founder’s debt and officer biographical information, as set forth in the Original Report. This report amends and restates the Original Report in its entirety.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “Commission”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Viatech” and the “Company” means Viatech Corp., a Nevada corporation, unless otherwise indicated.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On May 31, 2013, Viatcheslav Gelshteyn sold 7,000,000 shares of the common stock, $0.001 par value per share (“Common Stock”), of the Company (the “Shares”), representing seventy-seven and 61/100 percent (77.61%) of the issued and outstanding shares of Common Stock of the Company, to Lawrence Pemble. Mr. Pemble bought the Shares for cash consideration of $50,000, pursuant to the terms of a stock purchase agreement. Mr. Pemble used his personal funds for the purchase. The stock transfer by Mr. Gelshteyn to Mr. Pemble is referred to herein as the “Stock Transfer”. Mr. Gelshteyn owned no shares of Common Stock of the Company after the Stock Transfer. As a result of the Stock Transfer, Mr. Pemble will have sufficient ownership to elect all of the members of our Board of Directors.

Immediately prior to the Stock Transfer, Mr. Gelshteyn was the sole director and officer of the Company. As disclosed in Item 5.02 below, Mr. Gelshteyn resigned as an officer of the Company effective May 31, 2013. Also effective May 31, 2013, Mr. Gelshteyn, as sole director acting by written consent in lieu of a special meeting, appointed Mr. Pemble to serve as President, Treasurer and Secretary of the Company. Immediately following the closing of the Share Transfer, Mr. Pemble executed a written consent without a special meeting of the stockholders of the Company appointing Mr. Pemble as a director of the Company effective May 31, 2013. Mr. Gelshteyn and Mr. Pemble, comprising all of the members of the Board of Directors, acted by written consent in lieu of a special meeting and accepted Mr. Gelshteyn’s resignation as a director of the Company effective May 31, 2013. Mr. Pemble will serve as a director until the next annual meeting of the stockholders, or his earlier resignation or removal.

Except as otherwise described above, there are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to the election of directors or other matters. We are not aware of any other arrangement that might result in a change in control in the future.

Prior to the change in control, the Company was a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”). In accordance with Item 5.01(a)(8) of Form 8-K, the Company is providing the additional information that would be required if it were filing a general form for registration of securities on Form 10 under the Exchange Act as a smaller reporting company.

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Form 10 Information

Because the Company was a shell company immediately before the change in control described in Item 5.01, the Company is providing the following information that would be required if the Company were filing a general form for registration of securities on Form 10.

Item 1. Business

Viatech Corp. was incorporated in the State of Nevada on September 22, 2011. The Company was formed to provide interior design and architectural visualization, 3D rendering and architectural animation services. However, we are a development stage company and have not significantly commenced any operations. Our operations to date were devoted primarily to startup and development activities.

After the change in control and the change in the composition of our Board of Directors described in Items 5.01 and 5.02, the Company will abandon its plans to enter into the interior design business and instead will evaluate alternative business opportunities. Mr. Pemble, the Company’s President, Treasurer and Secretary is in the process of identifying alternatives in several industries, but the Company has not entered into any agreements regarding any such business opportunities as of the date of this filing.

Since the Company’s inception on September 22, 2011 to date, we have not generated any operational revenues. For the period from inception through December 31, 2012, the Company has accumulated net losses of $24,623. The Company’s officers and directors have not been paid any compensation. The Company has no employees.

Effective upon the change in control described above, our administrative offices will be located at 3333 Lee Parkway, Suite 600, Dallas, Texas 75219.

Our fiscal year end is March 31.

AVAILABLE INFORMATION - REPORTS TO SECURITY HOLDERS

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports are available free of charge on the SEC’s website at www.sec.gov after we electronically file those materials with, or furnish those materials to, the SEC. These filings are also available to the public at the SEC’s Public Reference Room at 100 F Street, NE, Room 1580, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Item 1A. Risk Factors

Risks related to our Business:

We need to continue as a going concern if our business is to succeed. If we do not we will go out of business.

Our independent accountant's report to our audited financial statements for the period ended March 31, 2012 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are our accumulated deficit since inception, our failure to attain profitable operations and our dependence upon obtaining adequate financing to pay our liabilities.  If we are not able to continue as a going concern, it is likely investors will lose their investments.

As a start-up or development stage company, an investment in Viatech Corp. is considered a high risk investment whereby you could lose your entire investment.

We have not yet commenced operations and, therefore, we are considered a "start-up" or "development stage" company. We own no assets and have no employees. We will incur significant expenses in order to implement our business plan. As an investor, you should be aware of the difficulties, delays and expenses normally encountered by an enterprise in its development stage, many of which are beyond our control, including unanticipated developmental expenses, inventory costs, employment costs, and advertising and marketing expenses. We cannot assure you that we will develop a business plan, and if developed, that it will prove successful, or that we will ever be able to operate profitably. If we cannot operate profitably, you could lose your entire investment.

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If we do not obtain additional financing, our business will fail.

We do not have a significant amount of operating funds, and therefore we will need to obtain additional financing in order to continue our business, regardless of the business plan our management ultimately decides to pursue. We currently do not have any operations and we have no income.

We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor acceptance of our business model and general market conditions.  These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

The most likely source of future funds presently available to us is through the sale of equity capital.  Any sale of share capital will result in dilution to existing shareholders.  The only other anticipated alternative for the financing of furthering our business model would be the sale of a partial interest in our company to a third party in exchange for cash, which is not presently contemplated.

The Company recently underwent a change in management.

The Company underwent a change in control, and Viatcheslav Gelshteyn, our founder and prior sole executive officer, resigned from his position as an executive officer. Lawrence Pemble, who replaced Mr. Gelshteyn as sole executive officer of the Company, was not previously an employee of or otherwise involved in the management of the Company. It is anticipated that Mr. Pemble will replace Mr. Gelshteyn as sole director.

Our future growth may require recruitment of qualified employees.

In the event of our future growth, we may have to increase the depth and experience of our management team by adding new members. Our future success will depend to a large degree upon the active participation of our sole officer. There is no assurance that we will be able to employ qualified persons on acceptable terms. Lack of qualified employees may adversely affect our business development.

Our majority stockholder has the ability to significantly influence any matters to be decided by the stockholders.

Mr. Pemble currently owns approximately 78% of our Common Stock.  As a result, he can determine the outcome of any corporate matter that requires the approval of the holders of a majority of the shares of our Common Stock, including the election of directors, a merger or acquisition.

Risks related to our Common Stock:

The market price of our Common Stock may be volatile and subject to wide fluctuations.

The market price of our Common Stock may be volatile and could be subject to wide fluctuations in response to a number of factors, some of which are beyond our control, including but not limited to:

▪	dilution caused by our issuance of additional shares of Common Stock and other forms of equity securities;
▪	announcements of new acquisitions, expansions or other business initiatives by us or our competitors;
▪	our ability to take advantage of new acquisitions, expansions or other business initiatives;
▪	quarterly variations in our revenues and operating expenses (when applicable);
▪	changes in the valuation of similarly situated companies, both in our industry and in other industries;
▪	challenges associated with timely SEC filings;
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▪	illiquidity and lack of marketability by being an OTC quoted stock;
▪	changes in analysts’ estimates affecting our company, our competitors and/or our industry;
▪	changes in the accounting methods used in or otherwise affecting our industry;
▪	additions and departures of key personnel;
▪	fluctuations in interest rates and the availability of capital in the capital markets; and
▪	significant sales of our Common Stock, including sales by selling shareholders following the registration of shares under a prospectus.

These and other factors are largely beyond our control, and the impact of these risks, singly or in the aggregate, may result in material adverse changes to the market price of our Common Stock and our results of operations and financial condition.

The trading price of our Common Stock may entail additional regulatory requirements, which may negatively affect such trading price.

The trading price of our Common Stock has been and may continue to be below $5.00 per share. As a result of this price level, trading in our Common Stock is subject to the requirements of certain rules promulgated under the Exchange Act. These rules require additional disclosure by broker-dealers in connection with any trades generally involving any non-NASDAQ equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such rules require the delivery, before any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must determine the suitability of the penny stock for the purchaser and receive the purchaser's written consent to the transaction before sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our Common Stock. As a consequence, the market liquidity of our Common Stock could be severely affected or limited by these regulatory requirements.

We do not expect to pay dividends in the foreseeable future.

We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business. Therefore, investors will not receive any funds unless they sell their Common Stock, and shareholders may be unable to sell their shares on favorable terms or at all. Investors cannot be assured of a positive return on investment or that they will not lose the entire amount of their investment in our Common Stock.

We may issue additional stock without shareholder consent.

Our board of directors has authority, without action or vote of the shareholders, to issue all or part of our authorized but unissued shares. Additional shares may be issued in connection with future financing, acquisitions, employee stock plans, or otherwise. Any such issuance will dilute the percentage ownership of existing shareholders.

Item 2. Financial Information

The information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operation” of Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed with the Commission on August 17, 2012, and in Part I, Item 2, of the Company’s Quarterly Report on Form 10-Q filed on January 9, 2013, is incorporated herein by reference.

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Item 3. Properties

The Company’s administrative offices are located at 3333 Lee Parkway, Suite 600, Dallas, Texas 75219. The lease period is from June 1, 2013 to May 31, 2014 with total rents of $1,347 during that period.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of June 4, 2013 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors; (iii) each of our named executive officers; and (iv) our officers and directors as a group. Unless otherwise indicated, the shareholder listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Lawrence Pemble Sole Director and Officer	7,000,000 Shares	77.61%
5% STOCKHOLDERS
Common Stock	Lawrence Pemble 3824 Cedar Springs Road Apt #749 Dallas, Texas 75219	7,000,000 Shares	77.61%

Notes:

(1) Based on 9,020,000 shares of our Common Stock issued and outstanding as of June 4, 2013.

Changes in Control

Except as described in Items 5.01 and 5.02 of this Current Report on Form 8-K, there are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to election of directors or other matters.

Item 5. Directors and Executive Officers.

As of the date of this filing, the Directors and Officers serving the Company are as follows:

Name	Age	Positions Held
Lawrence Pemble	25	President, Treasurer, Secretary and Director

On May 31, 2013, Mr. Gelshteyn, as sole director, accepted Mr. Gelshteyn’s resignation as executive officer of the Company, and appointed Mr. Pemble as President, Treasurer and Secretary of the Company. Mr. Pemble will serve as an officer until his resignation or removal. Officers of the Company hold their positions at the pleasure of the Board of Directors.

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Biographical Information – Lawrence Pemble

The biographical information of Mr. Pemble disclosed in Item 5.02 below is incorporated herein by reference.

Significant Employees and Consultants

The Company currently has no employees.

Item 6. Executive Compensation

Since inception, we have paid no cash or non-cash executive compensation (including stock options or awards, perquisites, or deferred compensation plans), whatsoever, to the officers or directors. Following the date of this filing, our officers and directors will not receive any form of cash compensation from the Company until at least such time as the directors otherwise determine.

The following tables set forth certain summary information concerning all plan and non-plan compensation awarded to, earned by, or paid to the named executive officers and directors by any person for all services rendered in all capacities to the Company since inception until the date of this filing:

Name of Executive Officer and/or Director	Position(s)	Salary	Bonus and Other Compensation	Securities Underlying Stock Options
Viatcheslav Gelshteyn[1]	President, Treasurer, Secretary and Director (Principal Executive, Financial and Accounting Officer)	None	None	None

Lawrence Pemble[2]	President, Treasurer, Secretary and Director	None	None	None

Options Grants Since Inception Until The Date of This Filing

We do not currently have a stock option plan. No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to any executive officer or director since our inception; accordingly, no stock options have been granted or exercised by any of the officers or directors since we were founded.

Long-Term Incentive Plans and Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant since our inception; accordingly, no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by any of the officers or directors or employees or consultants since we were founded.

Compensation of Directors

The members of the Board of Directors are not compensated by us for acting as such. Directors may be reimbursed for reasonable out-of-pocket expenses incurred. There are no arrangements pursuant to which directors are or will be compensated in the future for any services provided as a director.

__________

1   Mr. Gelshteyn resigned as a director and executive officer in all capacities on May 31, 2013.

2   Mr. Pemble was elected on May 31, 2013.

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Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There is no employment or other contract or arrangements with our officers or directors. Except for the resignation of Mr. Gelshteyn as a director of the Company, and the election of Mr. Pemble, as disclosed in Items 5.01 and 5.02, there are no compensation plans or arrangements, including payments to be made by the Company, with respect to the officers, directors, employees or consultants of the Company that would result from the resignation, retirement or any other termination of such directors, officers, employees or consultants, or arrangements for directors, officers or employees that would result from a change in control.

Item 7. Certain Relationships and Related Transactions, and Director Independence

Related Transactions

The information in Item 5.01 of this Current Report on Form 8-K, “Changes in Control of the Registrant” is incorporated herein by reference.

Our officers and directors are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, they may face a conflict in selecting between our interests and these other business interests.

Except as described below, there are no transactions since the inception of the Company, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest.

From time to time Mr. Gelshteyn has loaned the Company money to fund operations. Mr. Gelshteyn has advanced loans to the Company in the amount of $8,124. The loans were unsecured, interest-only and due upon demand. On May 31, 2013, Mr. Gelshteyn, the sole director and officer of the Company, forgave the debt owed to him by the Company in the principal amount of $8,363, plus any additional accrued but unpaid interest on the principal advanced to the Company.

On March 29, 2012, the Company issued 7,000,000 shares of Common Stock to Mr. Gelshteyn at the par value of $0.001 in exchange for cash proceeds of $7,000. In September and October of 2012, the Company issued 2,020,000 shares of Common Stock at a price of $0.01 per share for total cash proceeds of $20,200.

Director Independence

Quotations for the Company’s Common Stock are entered on the Over-the-Counter Bulletin Board inter-dealer quotation system, which does not have director independence requirements. For purposes of determining director independence, the Company applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. As a result, the Company does not have any independent directors. Our sole director, Lawrence Pemble, is also the Company’s principal executive officer.

Item 8. Legal Proceedings

There is no pending or threatened litigation against the Company.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Since May 25, 2012, shares of our Common Stock have been quoted on the OTCBB under the symbol “VTCH”. There has been no trading activity for shares of our Common Stock.

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We had approximately 27 record holders of our Common Stock as of June 3, 2013, according to the books of our transfer agent. A number of shares are held in street name, so the Company believes that the number of beneficial owners is significantly higher.

Dividends.

There are no restrictions in our articles of incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business; or
2.	our total assets would be less than the sum of our total liabilities, plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends. We do not plan to declare any dividends in the foreseeable future.

Equity Compensation Plans

We have no equity compensation program, including no stock option plan, and none are planned for the foreseeable future.

Item 10. Recent Sales of Unregistered Securities

None.

Item 11. Description of Registrant’s Securities to be Registered

The information contained in Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed with the Commission on August 17, 2012 is hereby incorporated by reference.

Item 12. Indemnification of Directors and Officers

We may indemnify an officer or director for any duties or obligations arising out of any acts or conduct performed for or on behalf of the Company. We indemnify each person who serves as an officer of the Company against all claims and liabilities by reason of their having been an officer or director of the Company, and we will reimburse each such person for all legal and other expenses reasonably incurred in connection with any such claim. However, no such persons shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his or her own negligence or willful misconduct. The indemnification rights accruing to any officer or director of the Company are inclusive of any other right to which he or she may lawfully be entitled. The Company and its officers and directors are fully protected in taking any action or making any payment, or in refusing so to do in reliance upon the advice of counsel.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 13. Financial Statements and Supplementary Data

The audited financial statements of the Company for the fiscal year ended March 31, 2012, included in Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed with the Commission on August 17, 2012, and the unaudited financial statements of the Company included as Part I, Item 1, of the Company’s Quarterly Report on Form 10-Q filed on January 9, 2013, are incorporated herein by reference.

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Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has had no disagreements with its certified public accountants with respect to accounting practices or procedures or financial disclosure.

Item 15. Financial Statements and Exhibits

None.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Mr. Gelshteyn, as sole director of the Company acting by written consent in lieu of a special meeting to be effective at 10:00 a.m. on May 31, 2013, accepted the resignation of Mr. Gelshteyn from each office he held as an officer of the Company, and elected Lawrence Pemble to serve as President, Treasurer and Secretary of the Company. Mr. Pemble will serve as an officer of the Company until his resignation or removal.

Stockholders owning at least a majority of the issued and outstanding shares of Common Stock of the Company, acting by written consent in lieu of a special meeting to be effective at 10:00 a.m. on May 31, 2013, elected Lawrence Pemble to serve on the Board of Directors of the Company. The Written Consent was signed by Mr. Pemble, who owns approximately 78% of the shares of Common Stock of the Company.

The Board of Directors, acting by written consent in lieu of a special meeting to be effective at 11:00 a.m. on May 31, 2013, accepted the resignation of Viatcheslav Gelshteyn as a director of the Company. Mr. Pemble is the sole director of the Company. Mr. Pemble will serve as a director until the next annual meeting of the stockholders, or his earlier resignation or removal.

To the knowledge of the executive officers of the Company, Mr. Gelshteyn’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

No family relationship exists between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Biographical Information – Lawrence Pemble

Lawrence Pemble, age 25, was appointed President, Treasurer and Secretary of the Company on May 31, 2013. Since 2012, Mr. Pemble has served with a British gold exploration company having concessions covering over 2,000 sq. km in Africa, where he leads operations from the initial grass roots phase through the advanced drilling stage. Prior to 2012, Mr. Pemble worked for a private equity firm where he conducted due diligence for mineral exploration projects in Africa. Mr. Pemble first became involved in the energy and mineral sector in 2010 during his role as a front line manager and project strategist for Europe’s largest energy company, Centrica. Mr. Pemble served as a Royal Marine from 2004 until 2010, and was commissioned as an Officer in 2006.

Mr. Pemble is not participating in any employee compensation plans, nor is he currently drawing a salary or receiving any other payments for serving as an officer of the Company. However, the Company anticipates that it may institute a mutually acceptable compensation package for him at some point in the future.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As described in Item 5.02 above, the stockholders owning at least a majority of the issued and outstanding shares of Common Stock of the Company, acting by written consent in lieu of a special meeting, elected Lawrence Pemble to serve as a director of the Company, effective May 31, 2013. The Written Consent was signed by Mr. Pemble, who owns approximately 78% of the shares of the Company’s Common Stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June 7, 2013

VIATECH CORP.

By: /s/ Lawrence Pemble
Lawrence Pemble
President, Treasurer and Secretary

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